Subsequent Events: (Details Text)	2 Months Ended
May. 15, 2016
Subsequent Events Details [Abstract]
Summary subsequent event	On March 9, 2016, we announced a non-brokered private placement with certain arm’s length investors for gross proceeds of up to US $38.0 million (the “Private Placement”). Pursuant to the Private Placement, with conditional approval from the TSXV, we will issue up to 9,500,000 Class A common shares at a price of US $4.00 per share. On May 4, 2016, we announced the closing of the first tranche of the Private Placement whereby we issued 5,210,000 Class A common shares for aggregate proceeds of $20.8 million. The TSXV has granted us an extension until May 15, 2016 to complete the sale of the remaining shares pursuant to the Private Placement.